                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  January 4, 2002


                              Exide Technologies
               (Exact name of registrant as specified in charter)

         Delaware                   1-11263                    23-0552730
(State of Incorporation)    (Commission File Number)   (IRS Employer Identification No.)


                        210 Carnegie Center, Suite 500
                          Princeton, New Jersey 08540
                   (Address of Principal Executive offices)

      Registrant's telephone number, including area code:  (609) 627-7200



                               Exide Corporation
                                645 Penn Street
                          Reading, Pennsylvania 19601

                       (Former Name and Former Address)

Item 5. Other Events.

     On January 4, 2002, Exide Technologies (the "Registrant") published the press release attached hereto as Exhibit 99.1. The waiver referenced in the press release is contained in the Third Amendment and Waiver to the Loan Documents, dated as of December 28, 2001, a copy of which is attached hereto as
Exhibit 4.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not Applicable.
     (b)  Not Applicable.
     (c)  Exhibits.
           4.1 Third Amendment and Waiver to the Loan Documents, dated as of December 28, 2001, to the Amended and Restated Credit and Guarantee Agreement and other Loan Documents where applicable, dated as of September 29, 2000, among the Registrant, the Borrowing Subsidiaries signatories thereto, the Guarantors signatories thereto, the several lenders from time to time parties thereto, Credit Suisse First Boston, as sole book manager, Credit Suisse First Boston, as administrative agent for the Lenders, and others. The Registrant will furnish supplementally to the Commission on request copies of any schedule to the foregoing that has been omitted.
          99.1 Press Release dated January 4, 2002.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXIDE TECHNOLOGIES

                                       By:  /s/ John R. Van Zile
                                            --------------------
                                       John R. Van Zile
                                       Executive Vice President, Human Resources
                                       General Counsel and Secretary
Date: January 15, 2002